SCHEDULE 14A

         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

   Proxy Statement Pursuant to Section 14(a) of the Securities
              and Exchange Act of 1934 (as Amended)

Filed by the Registrant (X)
Filed by a Party other than Registrant ( )

Check Appropriate Box:

(X) Preliminary Proxy Statement
( ) CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY.
     (AS PERMITTED BY RULE 14A-6(E)).
( ) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Section 240.14A-11(c) or (s)
     Section 240.14a-12.

             CANTERBURY INFORMATION TECHNOLOGY, INC.
         _______________________________________________
         (Name of Registrant as Specified in Its Charter


Payment of Filing Fee (check appropriate box):

(X) No Fee Required.
( ) Fee computer on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction compute pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined.

(4) Proposed maximum aggregate value of transaction.

(5) Total fee paid.
( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the previous filing by registration number date, or the Form or Schedule and the date of its filing.

(1) Amount Previously paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:
(4) Date Filed:


              Canterbury Information Technology, Inc.
          1600 Medford Plaza, Route 70 and Hartford Road
                   Medford, New Jersey  08055

                  P R O X Y   S T A T E M E N T

     Proxies, enclosed with this Proxy Statement, are requested by the Board of Directors of Canterbury Information Technology, Inc. for the Special Meeting of Stockholders. The meeting is to be held on April 6, 2001 at 9:00 a.m. at 1600 Medford Plaza, Medford, New Jersey 08055.

     Stockholders of record as of the close of business on February 9, 2001 will be entitled to vote at the meeting and any adjournment of that meeting. As of that date, 10,678,100 shares of common stock of Canterbury were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person.
Any shareholder submitting a proxy has the right to revoke it at any time before it is exercised.

     Any proxies that are sent in by stockholders may be revoked before April 6, 2001 at 9:00 a.m. by mail or other deliveries in writing, or by voice vote if the shareholder attends the Special
Meeting of Stockholders in person.

     The people named as attorneys in the proxies are either Officers or Directors of Canterbury. With respect to the election of a Board of Directors, shares represented by proxies in the enclosed form, which are received, will be voted as explained below under the heading Election of Directors. Where a choice has been specified on the proxy with respect to a proposal, the shares represented by the proxy will be voted in accordance with the choice selected and will be votes FOR that proposal if no specification is indicated.

     Under Pennsylvania law, the presence of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at a meeting, constitutes a quorum for purposes of consideration and action on a matter. Only stockholders indicating affirmative or negative decision on a matter are treated as voting. Abstentions, broker non-votes or mere absence or failure to vote is not equivalent to a negative decision and will not count toward a quorum, and if a quorum is otherwise present, effect the outcome of a vote. A broker non-vote occurs when a broker submits a proxy but does not have authority to vote

   Canterbury Information Technology, Inc. -- Proxy Statement

a customer's shares on one or more matters. The affirmative vote of the holders of a majority of shares of common stock entitled to vote at the Special Meeting of Stockholders is required for approval of each of the actions proposed to be taken at the Special Meeting of Stockholders. If a stockholders' meeting is called for the election of Directors and is adjourned for lack of a quorum and another stockholders' meeting is called, those stockholders entitled to vote who attend the adjourned meeting, although less than a quorum as fixed under Pennsylvania law or in the by-laws, shall be a quorum for the purpose of electing Directors. If a meeting called to vote upon any other matter than the election of Directors has been adjourned for at least 15 days because of the absence of a quorum, those stockholders entitled to vote who attend such meeting, although less than a quorum as fixed under Pennsylvania law or in the by-laws shall still constitute a quorum for purpose of acting upon any matter set forth in the notice of meeting. If the notice actually states that those stockholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose upon acting on the matter, then the vote would be binding.

     Canterbury is not aware of any other matters to be presented at the meeting. If any other matters are presented at the meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted by and in the judgment of the persons named as proxies.

     The Company's Annual Report to the Securities and Exchange
Commission on Form 10-K and other public filings are available upon request to the Company's Investor Relations Department or online at www.sec.gov.

     The first date that this Proxy Statement and proxy material were sent to the stockholders was March 6, 2001.


Proposal No. 1 - TO AMEND THE CERTIFICATE OF INCORPORATION TO
-------------------------------------------------------------
CHANGE THE  NAME OF THE COMPANY FROM CANTERBURY INFORMATION
-----------------------------------------------------------
TECHNOLOGY, INC. TO CANTERBURY CONSULTING GROUP, INC.
-----------------------------------------------------

     The Company believes that the name of the Company should be changed by amending its Certificate of Incorporation to
Canterbury Consulting Group, Inc., to better describe the
Company's current and future business activities.
                            2

   Canterbury Information Technology, Inc. -- Proxy Statement

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
                          NO. 1.

     A majority vote of over 50% will be necessary to carry this proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
-----------------------------------------------------------
     The following table sets forth as of February 9, 2001 certain information with regard to the record and beneficial ownership of the Company's common stock by (i) each shareholder, owner of record or beneficial owner of 5% or more of the Company's common stock (ii) each Officer or Director individually and (iii) all Officers and Directors of the Company as a group:

                       Amount and Nature of Beneficial Ownership

                                         Shares Aquirable
                           Shares        Within 60 Days By     % Owned of
Name                   Currently Owned   Option Excercise   Company's Shares(*)
----                   ---------------   ----------------   -------------------
Stanton M. Pikus(a)      631,248(1)         765,001(1)            10.28%
Kevin J. McAndrew        209,637(2)         526,668(2)             5.42%
Jean Zwerlein Pikus (b)  136,473(3)         291,335(3)             3.15%
Alan B. Manin (c)        139,054(4)         113,668(4)             1.86%
Stephen M. Vineberg       33,629(5)         121,168(5)             1.09%
Paul L. Shapiro           25,667(6)         121,168(6)             1.08%
Frank A. Cappiello       136,667(7)         288,168(7)             3.13%
Patricia Bednarik(e)      10,000(8)          25,000(8)              .26%
Glen Hukins(e)            15,000(9)          31,667(9)              .34%
D. Kent Jordan(e)         97,425(10)          5,000(10)             .75%
Gregory Lantz(e)          10,000(11)         31,667(11)             .31%
Alan McGaffin(d) (e)     215,524(12)         30,000(12)            1.81%
Mark Vallario(e)          97,425(13)          5,000(13)             .75%
---------------------  ---------          ---------               -----
All Officers, Directors
and 5% Stockholders as
a group (13 in number) 4,106,297          2,355,510               30.12%
                       =========          =========               =====

(*) These percentages are calculated using total outstanding shares and total options exercisable.

  (a) Husband of Jean Z. Pikus, deemed to have beneficial interest in the 427,808 owned and acquirable within 60 days by wife and 10,335 shares of Canterbury common stock owned in the name of Matthew Zane Pikus Trust, which are not included in his total.
  (b) Wife of Stanton M. Pikus, deemed to have beneficial interest in the 1,396,249 owned and acquirable within 60 days by husband and 10,335 shares of Canterbury common stock owned in the name of Matthew Zane Pikus Trust, which are not included in her total.
  (c)  73,228 shares owned by Atlantis Family L.C., of which Mr.
       Manin is the sole beneficiary, are included in his total.
  (d)  Mr. McGaffin is deemed to have beneficial interest in
       5,000 stock options exercisable at $.531 owned by wife, which are not included in his total.
  (e)  Officers of subsidiaries of Registrant.
                                  3

        Canterbury Information Technology, Inc. -- Proxy Statement

Listed below is a table setting forth the stock options included in the shares beneficially owned:

(1) Stanton M. Pikus                       (5) Stephen Vineberg
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
 16,667    10/29/96        $3.09             3,334    10/29/96        $3.09
 33,334    01/13/97        $2.25             8,334    01/13/97        $2.25
 50,000    05/18/98        $1.38             2,500    10/16/97        $3.56
100,000    12/04/98        $ .53            10,000    05/18/98        $1.38
 40,000    08/27/99        $1.56            17,500    12/04/98        $ .53
100,000    11/04/99        $2.40             7,000    08/27/99        $1.56
100,000*   02/29/00*       $4.06*           17,500    11/04/99        $2.40
 25,000    08/02/00        $3.00            10,000*   01/11/00*       $3.67*
 75,000*   11/28/00*       $2.78*            5,000    08/02/00        $3.00
 75,000**  11/28/00**      $2.78**          20,000*   11/28/00*       $2.78*
 75,000**  01/09/01**      $1.50**          20,000*   01/09/01*       $1.50*
 75,000*   01/09/01*       $1.50*

(2) Kevin J. McAndrew                      (6) Paul Shapiro
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
 16,667    10/29/96        $3.09             3,334    10/29/96        $3.09
 16,667    01/13/97        $2.25             8,334    01/13/97        $2.25
  8,334    10/16/97        $3.56             2,500    10/16/97        $3.56
 35,000    05/18/98        $1.38            10,000    05/18/98        $1.38
 75,000    12/04/98        $ .53            17,500    12/04/98        $ .53
 30,000    08/27/99        $1.56             7,000    08/27/99        $1.56
 75,000    11/04/99        $2.40            17,500    11/04/99        $2.40
 50,000*   02/29/00*       $4.06*           10,000*   01/11/00*       $3.67*
 20,000    08/02/00        $3.00             5,000    08/02/00        $3.00
 50,000*   11/28/00*       $2.78*           20,000*   11/28/00*       $2.78*
 50,000**  11/28/00**      $2.78**          20,000*   01/09/01*       $1.50*
 50,000**  01/09/01**      $1.50**
 50,000*   01/09/01*       $1.50*

(3) Jean Z. Pikus                          (7) Frank A. Cappiello
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
  8,334    10/29/96        $3.09             3,334    10/29/96        $3.09
  8,334    01/13/97        $2.25            33,334    01/13/97        $2.25
  6,667    10/16/97        $3.56            20,000    05/18/98        $1.38
 20,000    05/18/98        $1.38            35,000    12/04/98        $ .53
 45,000    12/04/98        $ .53            14,000    08/27/99        $1.56
 18,000    08/27/99        $1.56            35,000    11/04/99        $2.40
 45,000    11/04/99        $2.40            35,000*   01/11/00*       $3.67*
 25,000*   02/29/00*       $4.06*           12,500    08/02/00        $3.00
 15,000    08/02/00        $3.00            50,000*   11/28/00*       $2.78*
 25,000*   11/28/00*       $2.78*           50,000*   01/09/01*       $1.50*
 25,000**  11/28/00**      $2.78**
 25,000**  01/09/01**      $1.50**
 25,000*   01/09/01*       $1.50*

(4) Alan Manin                             (8) Patricia Bednarik
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
  3,334    10/29/96        $3.09            10,000*** 10/18/99***     $2.90***
  3,334    01/13/97        $2.25            15,000    01/09/01        $1.50
 10,000    05/18/98        $1.38
 17,500    12/04/98        $ .53
  7,000    08/27/99        $1.56
 17,500    11/04/99        $2.40
 10,000    01/11/00        $3.67
  5,000    08/02/00        $3.00
 20,000*   11/28/00*       $2.78*
 20,000*   01/09/01*       $1.50*

                                  4

       Canterbury Information Technology, Inc. -- Proxy Statement


Continuation of table setting forth the stock options included in the shares beneficially owned:

(9) Glen Hukins                            (12) Alan McGaffin
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
  1,667    10/29/96        $3.09            20,000    12/04/98        $ .53
 10,000    12/04/98        $ .53            10,000    11/04/99        $2.40
 10,000    11/04/99        $2.40
 10,000    01/09/01        $1.50

(10) D. Kent Jordan                        (13) Mark Vallario
Options  Date Granted  Exercise Price      Options  Date Granted  Exercise Price
-------------------------------------      -------------------------------------
  5,000    01/09/01        $1.50             5,000    01/09/01        $1.50

(11) Gregory Lantz
Options  Date Granted  Exercise Price
-------------------------------------
  1,667    07/24/97        $3.47
 10,000    12/04/98        $ .53
 10,000    11/04/99        $2.40
 10,000    01/09/01        $1.50

*     These five-year stock option grants are outside of the 1995
      Stock Option Plan and convert to restricted common stock.
** These five year stock option grants are part of the 1995 Stock Option Plan as Incentive Option Awards.
*** Patricia Bednarik's options are outside of the 1995 Stock Incentive Plan and convert to restricted common stock. Ms. Bednarik has three years from the date of grant to exercise these options.

     Section 16(a) of the Securities Exchange Act of 1934 requires Canterbury's Executive Officers, Directors, and affiliates file initial reports of ownership and reports of changes of ownership of Canterbury's common stock with the Securities and Exchange Commission. These Executive Officers, Directors, and affiliates are required to furnish Canterbury with copies of all Section 16(a) forms that they file. Based solely on Canterbury's review of Securities and Exchange Commission Forms 3, 4, and 5 submitted to Canterbury, and written representations from these Officers, Directors, and affiliates that no other reports were required, the Company believes that all required forms were filed.

EXPENSES OF SOLICITATION
------------------------
     The cost of the solicitation of proxies will be borne by
Canterbury.  In addition to the use of the mails, proxies may be
                              5

   Canterbury Information Technology, Inc. -- Proxy Statement

solicited by regular employees of Canterbury, either personally or by telephone or telegraph. Canterbury does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

OTHER MATTERS
-------------
     This proxy contains forward looking statements. The actual results might differ materially from those projected in the forward looking statements. Additional information concerning factors that could cause actual results to materially differ from those in forward looking statements is contained in Canterbury Information Technology, Inc.'s SEC filings, including periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available upon request from Canterbury investor relations department.

                                   Respectfully submitted,
                                   By: /s/ Jean Zwerlein Pikus
                                    ---------------------------
                                   Jean Zwerlein Pikus
Dated:  March 6, 2001              Vice President and Secretary

     Stockholders who do not expect to be present at the meeting and who wish to have their shares voted, are requested to make, date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if it is mailed in the United States.














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